Exhibit 99.2

FINANCIAL INFORMATION

The Financial Statements of the Company filed with this report were prepared by management and commence on the following page, together with related Notes. In the opinion of management, the Financial Statement fairly present the financial condition of the Company.

Ludvik Capital, Inc
As of June 30, 2007

ASSETS

ASSETS

Cash and Cash Equivalents	$40,590

Investments at Fair Value
Control Investments at cost	11,884,077
Non Control Investments at market	1,428,101

TOTAL ASSETS	$13,352,768

LIABILITIES and STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts Payable	$45,898

TOTAL LIABILITIES	$45,898

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value; 100,000,000 shares Authorized and 20,000,000 shares issued;

Opening Balance Equity	$9,178,769
Additional paid in capital	4,128,101

TOTAL STOCKHOLDERS' EQUITY	$13,306,870

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,352,768

The accompanying notes are an integral part of financial statements.

Ludvik Capital, Inc
Notes To Financial Statements
As of June 30, 2007

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Organization and Business Operations

Ludvik Capital, Inc as the successor company by merger to Patriot Advisors, Inc, and Templar Corporation("the Company") was incorporated in the State of Delaware on October 20,2006 to serve as a vehicle to effect the Agreement and Plan of Merger in United States Bankruptcy Court in the District of Maine in Case No.04-20328.

On November 8, 2006, the Company began business operations, and all activity prior to that date relates to the Company's formation and implementation of the Agreement and Plan of merger.

B. Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with generally accepted accounting principles in the United States. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. The Company believes that the disclosures in these financial statements are adequate and not misleading.

In the opinion of management, the financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the Company's financial position as of June 30, 2007 and is not necessarily indicative of the results for any future period.

C. Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

D. Investments at Fair Value

The Investments at Fair Value consist of the following:

Control Investments at Cost

ACRE/Real Estate	$ 2,521,705
Avenger Boats	$ 1,020,794
Family Support Payment Corporation	$ 676,597
Patriot Advisors Inc	$ 7,664,981

Non Control Investments at Market

Solstice Resorts, Inc	$350,000
1,000,000 common shares @ $0.35

Island Residences Club, Inc	$849,500
849,500 common shares @ $1.00

RotateBlack, Inc	$196,950
196,950 common shares @ $1.00

Other	$ 32,100

E. Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The company has $11,526,091 in tax loss carry forwards consisting of a tax loss carry forward of:
(i) $ 8,426,091 on the Cybersentry investment,
(ii) $ 2,000,000 on the Prepaid Systems, Inc investment,
(iii) $ 600,000 on the Unitech Industries, Inc investment and
(iv) $ 500,000 on the Patriot Growth Fund Partnership interest.

NOTE 2. STOCKHOLDERS' EQUITY

A. Preferred Stock

The Company is not authorized to issue shares of preferred stock.

B. Common Stock

The Company is authorized to issue 100,000,000 shares of common stock at $0.001 par value.

C. Warrant and Options

There are no warrants or options outstanding to issue any additional shares of common stock.

D. Subsequent Events

Not applicable

NOTE 3. Management's Discussion and Analysis - Plan of Operation.

The following discussion should be read in conjunction with the information contained in the financial statements of the Company and the Notes thereto appearing elsewhere herein.

Results of Operations - As of June 30, 2007

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards No. 7. There have been no operations since inception until November 8, 2006. The company commenced limited operations on November 8, 2006.

The operations of Ludvik Capital, Inc (“LCI”) will include making investments in public and private companies. LCI will provide long-term equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the U.S.  LCI will make active or passive investments in common and preferred stock and warrants or rights to acquire equity interests; in addition to senior and subordinated loans; or convertible securities. Ludvik Capital will serve as a lead investor for transactions, as well as a co-investor in companies along with other private equity sponsors.

The Company has $40,590 in cash and cash equivalents as of June 30, 2007 and investments of $13,312,178.

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements. Such statements may include statements regarding seeking business opportunities, payment of operating expenses, and the like, and are subject to certain risks, uncertainties and assumptions which could cause actual results to differ materially from projections or estimates contained herein. Factors which could cause actual results to differ materially include, among others, unanticipated delays or difficulties in location of a suitable business acquisition candidate, unanticipated or unexpected costs and expenses, competition and changes in market conditions,lack of adequate management personnel and the like. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially form those anticipated, estimated or projected. The Company cautions again placing undue reliance on forward-looking statements all of that speak only as of the date made.

NOTE 4. Controls and Procedures.

The Company maintains a system of controls and procedures designed to provide reasonable assurance as to the reliability of the financial statements and other disclosures included in this report, as well as to safeguard assets from unauthorized use or disposition. As of June 30, 2007, the Company's Chief Executive Officer and principal financial officer has evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based upon that evaluation, the Company's Chief Executive Officer and principal financial officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

PART II -- OTHER INFORMATION

Item 1. Legal Proceedings.

The company may become involved in legal proceedings in the normal course of business. The Company is unaware of any legal proceedings against it that would materially affect its operations.

Item 2. Changes in Securities.

Not applicable.

Item 3. Defaults upon Senior Securities.

Not applicable.

Item 4. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 5. Other Information.

Not applicable.

Item 6. Exhibits and Reports

None

SIGNATURES

The company caused this financial report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ludvik Capital, Inc
(Company)

By: /s/ Frank J Kristan
Name: Frank J. Kristan
Title: President
Dated: December 1, 2007.